Exhibit 99.4
Report of Independent Accountants on Applying Agreed-Upon Procedures Page 1 of 13

Report of Independent Accountants on Applying

Agreed-Upon Procedures

Invitation Homes L.P. (the “Company,” or the “Responsible Party”)

1717 Main Street

Suite 2000

Dallas, TX 75201

Deutsche Bank Securities Inc.

60 Wall Street, 3rd Floor

New York, NY 10005

J.P. Morgan Securities LLC

383 Madison Avenue

New York, New York 10179

Ladies and Gentlemen:

We (“us” or “PwC”) have performed the procedures enumerated below, which were agreed to by the addressees of this report, who are listed above, collectively referred to herein as the “Specified Parties”, solely to assist you in performing certain procedures (the “Procedures”) relating to the accuracy of certain attributes of the collateral assets (the “Properties”) included in the Final Data Tape (as defined below) with respect to the IH 2017-SFR1 securitization (the “Transaction”). The Company is responsible for the sufficiency of the Procedures and the accuracy of the information provided for the purposes of performing the Procedures.

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. The sufficiency of these procedures is solely the responsibility of the Specified Parties. Consequently, we make no representation regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

This report is intended solely for the information and use of the Specified Parties, and is not intended to be and should not be used by anyone other than the Specified Parties.

If a party has obtained, or has access to, this report without having executed an agreement with PwC wherein such party accepts responsibility for the sufficiency of the procedures performed (such party is herein referred to as a “Non-Specified Party”), that Non-Specified Party cannot:

i)	Rely upon this report, and any use of this report by that Non-Specified Party is its sole responsibility and at its sole and exclusive risk;

ii)	Acquire any rights or claims against PwC, and PwC assumes no duties or obligations to such Non-Specified Party.

A Non-Specified Party may not disclose or distribute this report or any of the report’s contents to any other party (including but not limited to electronic distribution and/or posting to a website pursuant to Rule 17G-5 of the Securities Exchange Act of 1934).

Report of Independent Accountants on Applying Agreed-Upon Procedures Page 2 of 13

In connection with the Transaction, the Specified Parties agreed on an initial sample size of 1,597 Properties, which were selected using a simple random sample from the pool of assets identified by the Company as being Properties that were expected to collateralize the Transaction.

This agreed-upon procedures engagement was not conducted for the purpose of satisfying any criteria for due diligence published by a nationally recognized statistical rating organization.

In addition, PwC should not be regarded as having in any way warranted or given any assurance as to the following items:

•	The completeness, accuracy, appropriateness, quality or integrity of any of the information provided by the Responsible Party, or any other party for purposes of PwC performing the procedures agreed to by the Specified Parties. The procedures performed would not necessarily reveal any material misstatement of the amounts, balances, ratios, percentages or other relationships of the information included in the data provided to us;

•	The conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements;

•	The value of collateral securing such assets; and

•	The compliance of the originator or purchaser of the assets with federal, state, and local laws and regulations.

We have not performed any procedures with respect to the fair value of the securities being offered in the Transaction and PwC expresses no opinion on the current fair value of these securities. PwC should not be regarded as having performed any procedures other than those detailed in this report.

With respect to any terms or requirements of the securitization offering documents that do not appear in the exhibits, we performed no procedures and, accordingly, the procedures we performed would not ensure that any requirements are satisfied. Further, we have performed only the following agreed-upon procedures and therefore make no representations regarding the adequacy of disclosures or whether any material facts have been omitted from the securitization offering documents.

It should be understood that we make no representations as to:

(i)	The interpretation of Transaction documents (including, but not limited to, indenture agreements or offering documents) included in connection with our procedures;

(ii)	Your compliance with Rule 15Ga-2 of Securities Exchange Act of 1934;

(iii)	The reasonableness of any of the assumptions provided by the Responsible Party; and

(iv)	The adequacy of the sample size, as provided by the Specified Parties, nor do we draw any conclusions about the Initial Data Tape, or the Final Data Tape based on the sample size and results of the procedures performed.

These procedures should not be taken to supplant any additional inquiries or procedures that the Specified Parties would undertake in consideration of the Transaction.

Report of Independent Accountants on Applying Agreed-Upon Procedures Page 3 of 13

Data, Information and Documents Provided

The following definitions, unless otherwise indicated, have been adopted in presenting our procedures and findings:

•	The phrase “compared” refers to the comparison of one or more data attributes to underlying documentation.

•	The phrase “recalculated” refers to a recalculation of one of more data attributes using a prescribed methodology.

•	The phrase “Initial Property Cut-Off Date” refers to September 30, 2016.

•	The phrase “Final Property Cut-Off Date” refers to November 30, 2016.

•	The phrase “StructuredFN” refers to the website used to store the Source Documents used for the purposes of our procedures.

•	The phrase “MTM” refers to Properties that are leased on a month to month basis.

•	The phrase “Initial Lease Review Date” refers to November 28, 2016.

•	The phrase “Final Lease Review Date” refers to December 29, 2016.

•	The phrase “Sample Attributes” refers to the data attributes listed in the table below:

Sample Attributes
Acquisition Month	Lease Start Date
Acquisition Year	Lease Expiration Date
Acquisition Type	Monthly Rent
Purchase Price

•	The phrase “Sample Purchase Attributes” collectively refers to the Acquisition Month, Acquisition Year, Acquisition Type, and Purchase Price Sample Attributes.

•	The phrase “Sample Lease Attributes” collectively refers to the Lease Start Date, Lease Expiration Date, and Monthly Rent Sample Attributes.

The “Data Files” refer to the following files provided to us by the Company:

•	An electronic data file labeled “IH 2017-1 Data Tape (Cutoff 9-30-16) PWC Tie-Out 12-2-16 - Formula.xlsx” containing the Sample Attributes as of the Initial Property Cut-Off Date (the “Initial Data Tape”);

•	An electronic data file labeled “IH 2017-1 Data Tape (Cutoff 11-30-16) PWC Tie-Out 12-28-16 - Formula 1B .xlsx” containing the Sample Lease Attributes as of both the Initial Property Cut-Off Date and the Final Property Cut-Off Date (the “December 28 Data Tape”);

Report of Independent Accountants on Applying Agreed-Upon Procedures Page 4 of 13

•	An electronic word document labeled “IH 2017-1 Data Tape MTM Support Request 1.4.docx” that includes screenshots relating to the Month to Month Sample Property payments (the “MTM Support File”);

•	An electronic data file labeled “IH 2017-1 Data Tape (Cutoff 11-30-16) PWC Tie-Out 1-5-17 - Formula 840M Rated Deal.xlsx” containing the Sample Lease Attributes as of the Final Property Cut-Off Date (the “Final Data Tape”);

•	Certain lease and purchase documentation relating to the Properties that were made available on StructuredFN or via email, as applicable (the “Source Documents”); and

•	Certain electronic data files provided for the purposes of performing the electronic comparison and recalculation procedures enumerated in Exhibit 2 (the “Supplemental Data Files”).

Procedures Performed

Property File Review

1.	Using the Initial Data Tape, we randomly selected 1,597 Properties (the “Initial Sample Properties”) from the 6,343 Properties represented on the Initial Data Tape for review. We make no representations as to the adequacy of the sample size, nor do we draw any conclusions about the entire Initial Data Tape based on the sample size and results of the procedures performed.

For each of the Initial Sample Properties, using the information, instruction, and assumptions provided by the Company and listed in Exhibit 1, we compared the Sample Attributes as of the Initial Property Cut-Off Date, as shown on the Initial Data Tape, with the corresponding information in the applicable Source Documents provided by the Company as of the Initial Lease Review Date. For the purposes of our comparison procedures, we were instructed by the Company to use the logic enumerated in the applicable “Comparison Instructions” section of Exhibit 1. We make no representations regarding the methodologies or assumptions provided to us by the Company.

For each Sample Attribute, for the purposes of our comparison procedures, we were instructed by the Company to use the tolerances listed in Exhibit 1 as the maximum acceptable difference.

We compared the Sample Attributes in the Initial Data Tape for the Initial Sample Properties to the Source Documents and noted the following differences (the “Initial Discrepancies”):

#	Sample Attribute	Initial Data Tape Value	Source Document Value
395	Acquisition Type	Bulk Sale	Non-Trustee
663	Acquisition Type	Non-Trustee	Bulk Sale
925	Acquisition Type	Non-Trustee	Bulk Sale
1071	$ Rent (Per Month)	$2,512.00	$2,381.00
1518	Acquisition Type	Bulk Sale	Non-Trustee
1952	$ Rent (Per Month)	$1,450.00	$1,517.00
2020	Acquisition Type	Bulk Sale	Non-Trustee
2065	Acquisition Type	Bulk Sale	Non-Trustee
2371	$ Rent (Per Month)	$1,450.00	$1,385.00
2586	$ Rent (Per Month)	$1,863.00	$1,800.00
2721	$ Rent (Per Month)	$2,390.00	$2,240.00

Report of Independent Accountants on Applying Agreed-Upon Procedures Page 5 of 13

#	Sample Attribute	Initial Data Tape Value	Source Document Value
2734	$ Rent (Per Month)	$2,756.00	$2,650.00
2827	$ Rent (Per Month)	$2,866.00	$2,730.00
3493	$ Rent (Per Month)	$1,290.00	$1,240.00
4497	$ Rent (Per Month)	$1,579.40	$1,490.00
6119	$ Rent (Per Month)	$1,163.00	$1,118.00
6340	$ Rent (Per Month)	$1,525.00	$1,602.00

2.	In the December 28 Data Tape, 2,014 Properties (including 390 Initial Sample Properties) were removed and 1,060 Properties were added in comparison to the Initial Data Tape. In addition, the Sample Lease Attributes were updated to reflect the Final Property Cut-Off Date. We identified that 1,207 Properties from the Initial Sample Properties remained in the December 28 Data Tape and we randomly selected an additional 151 Properties (the “Additional Sample Properties”) for a total of 1,358 Properties (the “Final Sample Properties”) from the 5,389 Properties listed on the December 28 Data Tape for review. We make no representations as to the adequacy of the sample size, nor do we draw any conclusions about the entire December 28 Data Tape based on the sample size and results of the procedures performed.

We were instructed by the Company to compare the Sample Lease Attributes for all Properties in the Initial Sample Properties and the Additional Sample Properties where the Sample Lease Attributes had been updated between the Initial Data Tape (showing the Sample Lease Attributes as of the Initial Property Cut-Off Date) and the December 28 Data Tape (showing the Sample Lease Attributes as of the Final Property Cut-Off Date) (the “Turned Properties”).

For each of the Additional Sample Properties, using the information, instruction, and assumptions provided by the Company and listed in Exhibit 1, we compared the Sample Attributes as of the Initial Property Cut-Off Date, as shown on the December 28 Data Tape, with the corresponding information in the applicable Source Documents provided by the Company as of the Final Lease Review Date. For the purposes of our comparison procedures, we were instructed by the Company to use the logic enumerated in the applicable “Comparison Instructions” section of Exhibit 1. We make no representations regarding the methodologies or assumptions provided to us by the Company.

For each of the Turned Properties, using the information, instruction, and assumptions provided by the Company and listed in Exhibit 1, we compared the Sample Lease Attributes as of the Final Property Cut-Off Date, as shown on the December 28 Data Tape, with the corresponding information in the applicable Source Documents provided by the Company as of the Final Lease Review Date. For the purposes of our comparison procedures, we were instructed by the Company to use the logic enumerated in the applicable “Comparison Instructions” section of Exhibit 1. We make no representations regarding the methodologies or assumptions provided to us by the Company.

For each Sample Attribute, for the purposes of our comparison procedures, we were instructed by the Company to use the tolerances listed in Exhibit 1 as the maximum acceptable difference.

We compared the Sample Attributes in the December 28 Data Tape for the Additional Sample Properties and the Turned Properties to the Source Documents and noted the following differences (the “December 28 Discrepancies”):

Report of Independent Accountants on Applying Agreed-Upon Procedures Page 6 of 13

#	Sample Attribute	Initial Data Tape Value	Source Document Value
710	Date of Lease Start	11/24/2015	11/24/2016
710	Date of Lease End	11/23/2016	11/26/2018
710	$ Rent (Per Month)	$1,132.63	$1,194.13
3235	$ Rent (Per Month)	$1,494.00	$1,569.00
3037	$ Rent (Per Month)	$1,433.00	$1,365.00
5960	Acquisition Type	REO	Non-Trustee
5996	Acquisition Type	REO	Non-Trustee
6088	Acquisition Type	REO	Non-Trustee
6141	Acquisition Type	REO	Non-Trustee
6161	Acquisition Type	REO	Non-Trustee
6316	Acquisition Type	REO	Non-Trustee
6334	Acquisition Type	REO	Non-Trustee
6335	Acquisition Type	REO	Non-Trustee
6340	Acquisition Type	REO	Non-Trustee
6410	Acquisition Type	REO	Non-Trustee
6500	Acquisition Type	REO	Non-Trustee
6525	Acquisition Type	Short Sale	Non-Trustee
6542	Acquisition Type	REO	Non-Trustee
6576	Acquisition Type	Short Sale	Non-Trustee
6816	Acquisition Type	REO	Non-Trustee
6881	Acquisition Type	REO	Non-Trustee
6906	Acquisition Type	REO	Non-Trustee
6917	Acquisition Type	REO	Non-Trustee
6860	Acquisition Type	Bulk Sale	Non-Trustee

3.	We noted that all Properties from the Final Sample Properties remained in the Final Data Tape. For each of the Final Sample Properties included in the Final Data Tape provided by the Company, we performed the following procedures:

a)	For each Sample Attribute relating to the Initial Discrepancies and the December 28 Discrepancies, we compared the “Source Document Value” shown in the tables in procedure 1 and procedure 2 to the corresponding Sample Attribute value in the Final Data Tape and noted no differences.

b)	For each Sample Attribute that did not have an Initial Discrepancy or a December 28 Discrepancy, we compared the Initial Data Tape to the Final Data Tape and noted no differences.

We make no representations as to the adequacy of the sample size, nor do we draw any conclusions about the entire Final Data Tape based on the sample size and results of the procedures performed.

4.	On the Final Data Tape, we identified 115 Properties where the MTM data attribute was equal to “Y.” Of these 115 Properties, 24 of the Properties (the “Month to Month Sample”) were part of the Final Sample Properties included in the Final Data Tape provided by the Company. Using the MTM Support File provided by the Company, the Final Data Tape, and the methodology provided by the Company, we confirmed that the Month to Month Sample Properties:

a)	Had a Current Occupancy Status of “Occupied” within the Final Data Tape;

Report of Independent Accountants on Applying Agreed-Upon Procedures Page 7 of 13

b)	Had a Date of Lease End date prior to the Final Property Cut-Off Date; and

c)	As indicated in the MTM Support File, had posted a rental payment for November 2016.

We noted no exceptions.

5.	Using the information, instruction, and assumptions provided by the Company, for each of the Properties represented in the Final Data Tape, we performed the respective procedures for the fields listed in Exhibit 2. The Company provided the Supplemental Data Files and certain calculation methodologies as identified in Exhibit 2 for the purposes of comparing or recalculating each characteristic and instructed us to use these methodologies for the purpose of our procedures. We make no representations regarding the methodologies or assumptions provided to us by the Company.

We compared and agreed the information and noted no exceptions.

We make no representations regarding the methodologies or assumptions provided to us by the Company.

Except as described in this report, we performed no procedures to determine the accuracy or completeness of the information contained in the Data Files.

We were not engaged to, and did not conduct an examination or review, the objective of which would be the expression of an opinion or conclusion on the Invitation Homes 2017-SFR1 Data Tape. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

The procedures enumerated above were performed as of the date of this report, and we disclaim any consideration of any events and circumstances occurring after the date of this report. Further, we have no obligation to update this report because of events occurring, or data or information coming to our attention, subsequent to the date of this report.

/s/ PricewaterhouseCoopers LLP

January 11, 2017

Report of Independent Accountants on Applying Agreed-Upon Procedures Page 8 of 13

Exhibit 1

Sample Attribute: Lease Start Date

Tolerance Level: +/- 30 days

Comparison Instructions:

For the purposes of the Lease Start Date procedure, for Properties where the MTM data attribute equals “N”, the “Relevant Lease Agreement” is the lease agreement, lease addendum, or lease renewal letter in which the lease start and lease end date information provided in the applicable Source Document encompasses the Initial Property Cut-Off Date or Final Property Cut-Off Date (as applicable). If multiple documents are available that fit this definition, the Relevant Lease Agreement is the document that a) encompasses the Initial Property Cut-Off Date or Final Property Cut-Off Date (as applicable), and b) was most recently uploaded to StructuredFN by the Company as of the Initial Lease Review Date or Final Lease Review Data (as applicable).

For Properties where the MTM data attribute equals “Y”, the “Relevant Lease Agreement” is the lease agreement, lease addendum, or lease renewal letter that was a) most recently uploaded to StructuredFN by the Company as of the Initial Lease Review Date or Final Lease Review Data (as applicable), and b) the latest lease agreement that was entered into prior to the Initial Property Cut-Off Date or Final Property Cut-Off Date (as applicable).

For Properties where the Occupancy Status data attribute equals “Occupied”, we compared the Lease Start Date attribute to information available in the Relevant Lease Agreement.

Sample Attribute: Lease Expiration Date

Tolerance Level: +/- 30 days

Comparison Instructions:

For the purposes of the Lease Expiration Date procedure, for Properties where the MTM data attribute equals “N”, the “Relevant Lease Agreement” is the lease agreement, lease addendum, or lease renewal letter in which the lease start and lease end date information provided in the applicable Source Document encompasses the Initial Property Cut-Off Date or Final Property Cut-Off Date (as applicable). If multiple documents are available that fit this definition, the Relevant Lease Agreement is the document that a) encompasses the Initial Property Cut-Off Date or Final Property Cut-Off Date (as applicable), and b) was most recently uploaded to StructuredFN by the Company as of the Initial Lease Review Date or Final Lease Review Data (as applicable).

For Properties where the MTM data attribute equals “Y”, the “Relevant Lease Agreement” is the lease agreement, lease addendum, or lease renewal letter that was a) most recently uploaded to StructuredFN by the Company as of the Initial Lease Review Date or Final Lease Review Data (as applicable), and b) the latest lease agreement that was entered into prior to the Initial Property Cut-Off Date or Final Property Cut-Off Date (as applicable).

For Properties where the Occupancy Status data attribute equals “Occupied”, we compared the Lease Expiration Date attribute to information available in the Relevant Lease Agreement.

Report of Independent Accountants on Applying Agreed-Upon Procedures Page 9 of 13

Sample Attribute: Monthly Rent

Tolerance Level: +/- $30

Comparison Instructions:

For the purposes of the Monthly Rent procedure, for Properties where the MTM data attribute equals “N”, the “Relevant Lease Agreement” is the lease agreement, lease addendum, or lease renewal letter in which the lease start and lease end date information provided in the applicable Source Document encompasses the Initial Property Cut-Off Date or Final Property Cut-Off Date (as applicable). If multiple documents are available that fit this definition, the Relevant Lease Agreement is the document that a) encompasses the Initial Property Cut-Off Date or Final Property Cut-Off Date (as applicable), and b) was most recently uploaded to StructuredFN by the Company as of the Initial Lease Review Date or Final Lease Review Data (as applicable).

For Properties where the MTM data attribute equals “Y”, the “Relevant Lease Agreement” is the lease agreement, lease addendum, or lease renewal letter that was a) most recently uploaded to StructuredFN by the Company as of the Initial Lease Review Date or Final Lease Review Data (as applicable), and b) the latest lease agreement that was entered into prior to the Initial Property Cut-Off Date or Final Property Cut-Off Date (as applicable).

For Properties where the Occupied/Vacant data attribute equals “Occupied,” compare the Monthly Rent attribute to the applicable monthly rent information available in the Relevant Lease Agreement.

Sample Attribute: Acquisition Type

Tolerance Level: N/A

Comparison Instructions:

1)	If multiple properties are listed in the purchase agreement or bid receipt, as applicable, compare the Acquisition Type data attribute to “Bulk Sale”.

2)	If a bid receipt is available for the applicable property, and only one property is listed in that bid receipt, compare the Acquisition Type data attribute to “Trustee”.

3)	If a purchase agreement or online marketplace receipt is available for the applicable property and only one property is listed in that purchase agreement, compare the Acquisition Type data attribute to “Non-Trustee”.

Sample Attribute: Acquisition Month

Tolerance Level: +/- 1 Month (considering the Acquisition Year data attribute)

Comparison Instructions:

1)	If a settlement statement is available, compare the Acquisition Month data attribute to information available in the settlement statement. If the Acquisition Month data attribute does not agree with the information available in the settlement statement, or if a settlement statement is not available, then

Report of Independent Accountants on Applying Agreed-Upon Procedures Page 10 of 13

2)	If a recorded deed is available, compare the Acquisition Month data attribute to information available in the recorded deed. If the Acquisition Month data attribute does not agree with the information available in the recorded deed, or if a recorded deed is not available, then

3)	If a bid receipt is available, compare the Acquisition Month data attribute to information available in the bid receipt. If the Acquisition Month data attribute does not agree with the information available in the bid receipt, or if a bid receipt is not available, then

4)	If a purchase agreement is available, compare the Acquisition Month data attribute to information available in the purchase agreement.

Sample Attribute: Acquisition Year

Tolerance Level: N/A (refer to Acquisition Month tolerance)

Comparison Instructions:

1)	If a settlement statement is available, compare the Acquisition Year data attribute to information available in the settlement statement. If the Acquisition Year data attribute does not agree with the information available in the settlement statement, or if a settlement statement is not available, then

2)	If a recorded deed is available, compare the Acquisition Year data attribute to information available in the recorded deed. If the Acquisition Year data attribute does not agree with the information available in the recorded deed, or if a recorded deed is not available, then

3)	If a bid receipt is available, compare the Acquisition Year data attribute to information available in the bid receipt. If the Acquisition Year data attribute does not agree with the information available in the bid receipt, or if a bid receipt is not available, then

4)	If a purchase agreement is available, compare the Acquisition Year data attribute to information available in the purchase agreement.

Sample Attribute: Purchase Price

Tolerance Level: +/- $10

Comparison Instructions:

1)	If a settlement statement is available, compare the Purchase Price data attribute to information available in the settlement statement. If a settlement statement is not available, then

2)	If a bid receipt is available, compare the Purchase Price data attribute to information available in the bid receipt. If a bid receipt is not available, then

3)	If a purchase agreement is available, compare the Purchase Price data attribute to information available in the purchase agreement.

4)	If multiple properties are listed on either, a) the settlement statement, b) the bid receipt, or c) the purchase agreement, and the relevant purchase price information is not disaggregated at the property level, then compare the Purchase Price data attribute to information available in the applicable bulk sale schedule provided by the Company.

Report of Independent Accountants on Applying Agreed-Upon Procedures Page 11 of 13

Exhibit 2 Procedures
Field Name	Procedure	Calculation	Source File(s)	Comments

Region	Recalculate and compare	Recalculation: First four characters of the Property ID.	The Final Data Tape(Property ID)	Properties located in Minnesota have been identified by a prefix of “ILCH” in the Property ID field, a value of “MNCH” in the Region field, and a value of “MN” in the State field.

Property Type	Final Data Tape to Supplemental Data File electronic comparison		IH 2017-SFR1 BPO Results File

Address (Street)	Final Data Tape to Supplemental Data File electronic comparison		IH 2017-SFR1 BPO Results File

City	Final Data Tape to Supplemental Data File electronic comparison		IH 2017-SFR1 BPO Results File

County	Final Data Tape to Supplemental Data File electronic comparison		IH 2017-SFR1 BPO Results File

State	Final Data Tape to Supplemental Data File electronic comparison		IH 2017-SFR1 BPO Results File

Zip Code	Final Data Tape to Supplemental Data File electronic comparison		IH 2017-SFR1 BPO Results File

MSA	Recalculate and compare	Recalculation: Match zip code and county to MSA using source file provided by the Company	MSA Name Mapping File; The Final Data Tape (Zip Code and County)

Purchase Price	Final Data Tape to Supplemental Data File electronic comparison		The Final Data Tape (Purchase Price)

Closing and Related Acquisition Costs	Final Data Tape to Supplemental Data File electronic comparison		IH 2017-SFR1 - Accounting Detail File

Other Costs	Recalculate and compare	Recalculation: Purchase Price * 10.4190340117701%	The Final Data Tape (Purchase Price)

Total Cost Basis (Pre-Rehab)	Recalculate and compare	Recalculation: Purchase Price + Closing and Related Acquistion Costs + Other Costs	The Final Data Tape (Purchase Price; Closing and Related Acquisition Costs; Other Costs)

Actual Rehab Spend	Final Data Tape to Supplemental Data File electronic comparison		IH 2017-SFR1 - Accounting Detail File

Actual Additional Capex Spend (Post Initial Rehab)	Final Data Tape to Supplemental Data File electronic comparison		IH 2017-SFR1 - Accounting Detail File

Report of Independent Accountants on Applying Agreed-Upon Procedures Page 12 of 13

Exhibit 2 Procedures
Field Name	Procedure	Calculation	Source File(s)	Comments

Total Investment Basis	Recalculate and compare	Recalculation: Actual Additional Capex spend (Post Initial Rehab) + Actual Rehab Spend + Total Cost Basis (Pre-Rehab)	The Final Data Tape (Actual Additional Capex spend (Post Initial Rehab); Actual Rehab Spend; Total Cost Basis (Pre-Rehab)

Most Recent BPO Value	Final Data Tape to Supplemental Data File electronic comparison		IH 2017-SFR1 BPO Results File

Most Recent BPO Date	Final Data Tape to Supplemental Data File electronic comparison		IH 2017-SFR1 BPO Results File

Occupied/Vacant	Final Data Tape to Supplemental Data File electronic comparison		The Final Data Tape (Lease Start Date)

ALA @ 65% LTV	Recalculate and compare	Recalculation: Most Recent BPO Value * 65%	IH 2017-SFR1 BPO Results File

Gross Potential Rent (Annual)	Recalculate and compare	Recalculation: Monthly Rent * 12	The Final Data Tape (Monthly Rent)

Underwritten Vacancy	Recalculate and compare	Recalculation: Gross Potential Rent (Annual) * Economic Vacancy Assumption (%)	The Final Data Tape (Gross Potential Rent (Annual); Underwriting Model (Economic Vacancy Assumption (%))

Miscellaneous Other Income (e.g. late fees, bad checks)	Final Data Tape to Supplemental Data File electronic comparison		Underwriting Model (Other Income)

Total Revenue	Recalculate and compare	Recalculation: Gross Potential Rent (Annual) + Underwritten Vacancy + Miscellaneous Other Income (e.g. late fees, bad checks)	The Final Data Tape (Gross Potential Rent (Annual); Underwritten Vacancy, Miscellaneous Other Income (e.g. late fees, bad checks))	For the avoidance of doubt, Underwritten Vacancy is shown as a negative value in the Final Data Tape.

HOA Expense	Final Data Tape to Supplemental Data File electronic comparison		2017 P&L Budget

Insurance Expense	Final Data Tape to Supplemental Data File electronic comparison		2017 P&L Budget

Property Taxes	Final Data Tape to Supplemental Data File electronic comparison		2017 P&L Budget

Repairs & Maintenance	Recalculate and compare	Recalculation: Total SF * Annual Maintenance	The Final Data Tape (Total SF); Underwriting Model (Annual Maintenance)

Turnover Expense	Recalculate and compare	Recalculation: (1 - Renewal Rate) * Maintenance Turnover * Total SF	Underwriting Model (Renewal Rate and Annual Maintenance); The Final Data Tape (Total SF)

Report of Independent Accountants on Applying Agreed-Upon Procedures Page 13 of 13

Exhibit 2 Procedures
Field Name	Procedure	Calculation	Source File(s)	Comments

Leasing & Marketing Expense	Recalculate and compare	Recalculation: (Monthly Rent * 0.7) * (1 - Renewal Rate) - (Monthly Rent * 0.05) * Renewal Rate ——————————— Monthly Rent = Gross Potential Rent (Annual) / 12	The Final Data Tape (Gross Potential Rent (Annual)); Underwriting Model (Renewal Rate)

G&A Expense	Final Data Tape to Supplemental Data File electronic comparison		Underwriting Model (Property Level G&A)

Property Management Fee	Recalculate and compare	Recalculation: (Gross Potential Rent (Annual) + Underwritten Vacancy) * Property Management Expense	The Final Data Tape (Gross Potential Rent (Annual), Underwritten Vacancy); Underwriting Model (Property Management Expense))

Total OpEx	Recalculate and compare	Recalculation: HOA Expense + Insurance Expense + Property Taxes + Repairs & Maintenance + Turnover Expense + Leasing & Marketing Expense + G&A Expense + Property Management	The Final Data Tape (HOA Expense; Insurance Expense; Property Taxes; Repairs & Maintenance; Turnover Expense; Leasing & Marketing Expense; G&A Expense; Property Management)

NOI	Recalculate and compare	Recalculation: Gross Potential Rent (Annual) + Total OpEx	The Final Data Tape (Gross Potential Rent (Annual) and Total OpEx)	For the avoidance of doubt, Total OpEx is shown as a negative value in the Final Data Tape.

Capex Reserve	Final Data Tape to Supplemental Data File electronic comparison		Underwriting Model (Cap Ex Reserve)

NOI after CapEx	Recalculate and compare	Recalculation: NOI + Capex Reserve	The Final Data Tape (NOI and Capex Reserve)	For the avoidance of doubt, CapEx Reserve is shown as a negative value in the Final Data Tape.

Pool?	Final Data Tape to Supplemental Data File electronic comparison		IH 2017-SFR1 BPO Results File

Original Length of Lease	Recalculate and compare	Recalculation: (Lease Expiration Date - Lease Start Date) / 30	The Final Data Tape (Lease Start Date and Lease Expiration Date)	For the avoidance of doubt, the result of this recalculation has been rounded to the nearest whole number.

MTM	Final Data Tape to Supplemental Data File electronic comparison		The Final Data Tape (Lease Expiration Date)

Vacant – Previous rent	Final Data Tape to Supplemental Data File electronic comparison		Vacant Previous Rent Schedule

Condo?	Final Data Tape to Supplemental Data File electronic comparison		IH 2017-SFR1 BPO Results File